Exhibit 24.01

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of WK Kellogg Co, a Delaware corporation, hereby appoint Norma Barnes-Euresti, Chief Legal Officer of WK Kellogg Co, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2023, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Norma Barnes-Eurest full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Wendy Arlin
Wendy Arlin

Dated: March 8, 2024

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of WK Kellogg Co, a Delaware corporation, hereby appoint Norma Barnes-Euresti, Chief Legal Officer of WK Kellogg Co, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2023, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Norma Barnes-Eurest full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ R. David Banyard Jr.
R. David Banyard Jr.

Dated: March 8, 2024

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of WK Kellogg Co, a Delaware corporation, hereby appoint Norma Barnes-Euresti, Chief Legal Officer of WK Kellogg Co, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2023, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Norma Barnes-Eurest full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Michael Corbo
Michael Corbo

Dated: March 8, 2024

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of WK Kellogg Co, a Delaware corporation, hereby appoint Norma Barnes-Euresti, Chief Legal Officer of WK Kellogg Co, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2023, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Norma Barnes-Eurest full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Zachary Gund
Zachary Gund

Dated: March 8, 2024

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of WK Kellogg Co, a Delaware corporation, hereby appoint Norma Barnes-Euresti, Chief Legal Officer of WK Kellogg Co, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2023, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Norma Barnes-Eurest full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Ramón Murguía
Ramón Murguía

Dated: March 8, 2024

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of WK Kellogg Co, a Delaware corporation, hereby appoint Norma Barnes-Euresti, Chief Legal Officer of WK Kellogg Co, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2023, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Norma Barnes-Eurest full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Julio Nemeth
Julio Nemeth

Dated: March 8, 2024

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of WK Kellogg Co, a Delaware corporation, hereby appoint Norma Barnes-Euresti, Chief Legal Officer of WK Kellogg Co, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2023, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Norma Barnes-Euresti full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Melinda Sherwood
Melinda Sherwood

Dated: March 8, 2024